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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                          Date of Report: May 27, 1998

                            THE SEAGRAM COMPANY LTD.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Canada                     1-2275                        None
(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)

               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               Registrant's telephone number, including area code:

                                 (514) 849-5271
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Item 5. Other Events.

         On May 27, 1998, The Seagram Company Ltd. announced that it had sold to Goldman, Sachs & Co. all of its remaining Time Warner stock, nearly
         11.8 million shares, for $77.50 per share less commission.

         Net proceeds after tax will be more than $725 million and will be used for general corporate purposes.

         A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.


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Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

         (99)     Press Release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE SEAGRAM COMPANY LTD.
                                                   (Registrant)

Date: May 29, 1998

                                       By: /s/ Daniel R. Paladino
                                           ----------------------
                                           Daniel R. Paladino
                                           Executive Vice President -- Legal and
                                           Environmental Affairs


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                                  EXHIBIT INDEX

Exhibit                                                             Sequentially
Number                        Description of Exhibit               Numbered Page

(99)                              Press Release.                         6


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